UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2016 (July 29, 2016)

Datasea Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-202071	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Xinghuo Rd

Changning Building, Suite 21BC1

Fengtai District

Beijing, P.R. China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86)10-58401996

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

(i)	On August 4, 2016, Datasea Inc. (the “Company”) dismissed its independent registered public accounting firm, Paritz & Company, P.A. (“Paritz & Company”)

(ii)	The decision to change independent registered public accounting firm was approved by the Company’s board of directors.

(iii)	The reports of Paritz & Company on the Company’s financial statements for the year ended December 31, 2014 and the reports of Paritz & Company on the financial statements of the accounting acquirer in the merger on October 29, 2015, Shuhai Information Technology Co., Ltd (“Shuhai”) for the year ended June 30, 2015, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report contained an uncertainty about the Company’s ability to continue as a going concern.

(iv)	During the past two years and through August 4, 2016 (the date of dismissal), (a) there were no disagreements with Paritz & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz & Company, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On August 5, 2016 the Company provided Paritz & Company with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On July 29, 2016, the Company, upon the approval of the Company’s board of directors, engaged Anton & Chia LLP. (“Anton & Chia”) as its new independent registered public accounting firm to audit and review the Company’s financial statements, effective immediately. During the two most recent years ended December 31, 2014 and 2015, and any subsequent period through the date hereof prior to the engagement of Anton & Chia, neither the Company, nor someone on its behalf, has consulted Anton & Chia regarding:

(i)	Either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of Paritz & Company dated August 12, 2016 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2016	DATASEA INC.

By: /s/ Zhixin Liu
Name: Zhixin Liu
Title: Chairman of the Board, Chief Executive Officer, President, Interim Chief Financial Officer, Secretary and Treasurer